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                                                                    EXHIBIT 10.2

August 29, 2003

Warren K. Trowbridge
2421 S.E. Bahia Way
Stuart, FL   34996-1908

                 Re: Amendment to Executive Employment Agreement
Dear Keith,

This letter agreement serves to further amend the Employment Agreement dated as of September 1, 2000, by and between you and PolyMedica Corporation (the "Company"), as amended December 14, 2000; September 24, 2001; October 4, 2001; January 31, 2002; May 31, 2002 and July 15, 2002 (together, the "Executive Employment Agreement").

         Term of Employment. The Employment Period, as defined in Section 2 of the Amended Executive Employment Agreement, is extended to August 31, 2004.

If the foregoing is acceptable to you, please indicate your agreement by signing a copy of this letter agreement and returning it to the undersigned.

                                           Very truly yours,

                                           /s/ Samuel L. Shanaman
                                           ----------------------
                                           Samuel L. Shanaman
                                           Lead Director and
                                           Interim Chief Executive Officer

ACCEPTED AND AGREED TO:

/s/ Warren K. Trowbridge
------------------------
Warren K. Trowbridge
Senior Vice President; President, Liberty Healthcare Group, Inc.